SECURITIES AND EXCHANGE COMMISSION


                             Washington, D. C. 20549


Current Report on Form 8-K Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 10, 2001            Commission File: 0-9416


                                WCM CAPITAL, INC.
             (Exact Name of Registrant as specified in its charter)


         Delaware                                         13-2879202
(State or other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)


              76 Beaver Street - Ste. 500, New York, New York 10005
                    (Address of Principal Executive Offices)


Registrants Telephone Number
Including area code:                                 (212) 344-2828

Item 4. Changes in Registrants Certifying Accountant.

     On April 9, 2001, the Company notified J.H. Cohn LLP of its decision to dismiss the firm as its independent auditors. J.H. Cohn LLP was engaged as the Company's auditors on November 1, 2000. During the period from November 1st, 2000 to April 9th, 2001, J.H. Cohn LLP did not audit and, accordingly, did not issue any reports on any Financial Statements of the Company during that period. There were no disagreements with J.H. Cohn LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     The decision to dismiss J.H. Cohn LLP was approved by the Board of Directors of the Company. As of April 9, 2001 the Board of Directors has approved Polakoff, Weismann, Leen LLP as WCM Capital's independent auditors.


Item 5. - Other Events


Item 7. Financial Statements and Exhibits

     None

     Exhibits - Letter from J.H. Cohn LLP dated 4/9/01


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WCM CAPITAL, INC.



                                               /s/ Robert Waligunda
Dated: April 10, 2001                          -------------------------------
                                               Robert Waligunda, President